COMMON STOCK WARRANTS	3 Months Ended
Mar. 31, 2014
Common Stock Warrants [Abstract]
Common Stock Warrants Disclosure [Text Block]
12.	COMMON STOCK WARRANTS

Stock Warrants

The Company issued 83,333,251 Warrants in 2013 in connection with the Debenture and Warrant transaction. The Warrants are exercisable for a term of three years from the date of issuance at an exercise price of $0.06 per share. The Warrants are exercisable on a cashless basis if at any time after the six months anniversary there is no effective registration statement or current prospectus available for the resale of the shares underlying the Warrants. The Company may call the warrants at an exercise price of $.001 per share if certain conditions as described in the Warrant are met. On February 4, 2014, the Company registered these warrants with the SEC.

On March 7, 2014, the Company accepted elections by warrant holders to exercise certain warrants in the aggregate amount of 60,000,000 shares of common stock for gross proceeds of $3,600. Pursuant to the offer to exercise dated February 13, 2014 as supplemented on March 6, 2014, the holders of outstanding warrants to purchase shares of common stock of the Company at a price of $0.06 (the “Original Warrants”) were offered the opportunity to exercise their Original Warrants and receive warrants (the “New Warrants”) to purchase three (3) shares of common stock of the Company for every four (4) Original Warrants exercised. The New Warrants are exercisable at any time at a price of $0.12 for a term of five (5) years. The New Warrants are callable by the Company if the Volume Weighted Average Price (VWAP) of the Company’s common stock for each of 20 consecutive trading days exceeds $0.18 and certain equity conditions are met. The Company may also call the New Warrants if the closing price of the Company’s common stock exceeds $0.18 on the date that is the earlier of the receipt by the Company of an approval letter for listing of the Company’s common stock on an exchange or actual listing of the common stock on an exchange. The holders of the New Warrants have piggy back – registration rights. Upon the closing of the offer to exercise the Company issued New Warrants to purchase 45,000,000 shares of common stock of the Company.

In accordance with ASC 815-40-25-10 the Company determined that the appropriate accounting treatment of the New Warrants is to determine the Black-Scholes value of the warrant and to record the fair value of the warrant as a loss upon Issuance of Warrants in the Other income (expense) section of the statement of operations along with a credit to Additional paid-In capital. The fair value was determined to be approximately $3,867, using the Black-Scholes model with the following weighted average assumptions at issuance:

Annualized volatility (1)	305%
Contractual term	5.0
Risk-free investment rate	1.65%
Dividend yield	0.0%

(1) - The Company has three years of trading history that was utilized in computing the annualized volatility as of the date of issuance.

The following table summarizes the Company’s warrant activity for the three months ended March 31, 2014.

	Number of Warrants	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term
Outstanding warrants as of December 31, 2013	84,553,306	0.06	2.7
Exercised	(60,000,000)	0.06	2.7
Issued as a result of the above exercise	45,000,000	0.12	4.9
Outstanding warrants as of March 31, 2014	69,553,306	0.10	4.0